UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2011

RAYSTREAM INC.

(Exact name of registrant as specified in charter)

Nevada	333-167084	27-2310076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

219 Redfield Parkway #204, Reno, Nevada	89509
(Address of principal executive offices)	(Zip Code)

775-345-3521

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01.

Other Events.

On October 3, 2011, Raystream Inc. (the “Company”) received notice from FINRA that its request for a new trading symbol has been approved.  The Company’s common stock will trade under the ticker symbol “RAYS.OB” as of the open of business on October 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYSTREAM INC.

Date: October 4, 2011	By:	/s/ Brian Petersen
Brian Petersen, Director